SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Xylem Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V89565-P46332-Z92066 XYLEM INC. 301 WATER STREET SE WASHINGTON, DC 20003 Your Vote Counts! XYLEM INC. 2026 Annual Meeting Vote by May 13, 2026 11:59 PM ET. For shares held in a Xylem employee retirement savings plan, Vote by May 11, 2026 11:59 PM ET. You invested in XYLEM INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2026. Get informed before you vote View the 2026 Notice and Proxy Statement and 2025 Annual Report on Form 10-K online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 14, 2026 8:00 a.m. (ET) Virtually at: www.virtualshareholdermeeting.com/XYL2026 *To vote your shares during the virtual Annual Meeting, you will need your unique control number indicated above. Please check the meeting materials for more information, including any special requirements for meeting attendance.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V89566-P46332-Z92066 THIS IS NOT A VOTABLE BALLOT This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. Election of nine members of the Xylem Inc. Board of Directors. 1a. Earl R. Ellis For 1b. Robert F. Friel For 1c. Lisa Glatch For 1d. Victoria D. Harker For 1e. Mark D. Morelli For 1f. Jerome A. Peribere For 1g. Matthew F. Pine For 1h. Lila Tretikov For 1i. Uday Yadav For 2. Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026. For 3. Advisory vote to approve the compensation of our named executive officers. For 4. Implementation of the Xylem Inc. 2026 Employee Stock Purchase Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.